Financial instruments	12 Months Ended
Jun. 30, 2025
Notes and other explanatory information [abstract]
Financial instruments

28. Financial instruments

	As at June 30
(US dollars in thousands)	2025	2024	2023
Financial assets at amortized cost
Trade and other receivables	70,154	9,644	5,676
Cash and cash equivalents	60	199	553
Restricted cash	191	292	608
Total	70,405	10,135	6,837

Financial liabilities at amortized cost
Loans and borrowings	29,189	29,086	32,388
Trade and other payables	28,651	24,345	9,586
Total	57,840	53,431	41,974

The amounts disclosed in the above table for trade and other receivables and trade and other payables do not agree to the amount reported in the Company’s Consolidated Statement of Financial Position as they exclude prepaid expenses, payroll liabilities and sales tax payable, current tax receivables and contract assets and liabilities which do not meet the definition of financial assets or liabilities.

(a) Financial risk management

The Group’s principal financial instruments are bank balances, cash and medium-term loans. The main purpose of these financial instruments is to manage the Group’s funding and liquidity requirements. The Group also has other financial instruments such as trade receivables and trade payables which arise directly from its operations.

The Group is exposed through its operations to the following financial risks:

●	Liquidity risk

●	Credit risk

●	Foreign currency risk

●	Interest rate risk

The Board has overall responsibility for the establishment and oversight of the Group’s risk management framework. Policy for managing risks is set by the Chief Executive Officer and is implemented by the Group’s finance department. All risks are managed centrally with tight control of all financial matters.

(b) Liquidity risk

Liquidity risk is the risk that the Group will not be able to meet its financial obligations as they fall due. The Group considers that liquidity risk is effectively managed and mitigated. The Group held unrestricted cash resources of $0.1 million at June 30, 2025 (June 30, 2024: $0.2 million; June 30, 2023: $0.6 million). The ratio of current assets to current liabilities at June 30, 2025 is 1.35 (June 30, 2024: 0.33; June 30, 2023: 0.54).

The Group maintains near-term cash flow forecasts that enable it to identify its borrowing requirements so that remedial action can be taken if necessary.

As part of the going concern assessment (explained earlier), we also reviewed the net current assets position as of 30 June 2025, which amounted to $19.3 million. Additionally, our analysis indicates that the budgeted combined average monthly cash burn (not accounting for sales, deposits and other cash inflows) for VivoPower and Tembo over the next 12 months is approximately $413 thousand per month, or equivalent to approximately $5.0 million per annum.

With the upcoming cash requirements, the Company recently also embarked on a ‘Sum of the Parts’ exercise to identify undervalued assets and determine ways to monetize them separately. These efforts include, but are not limited to:

○	Spinning Tembo off independently via a SPAC, which has been valued at $838 million USD;

○	Energi Holding’s acquisition of a 51% stake in Tembo via a strategic PIPE investment, valuing the business at US $200 million enterprise value;

○	Bringing forward the spin-off of the Caret portfolio;

○	Further approaches to the market for the sale of VivoPower shares.

○	Working with potential investors, currently under NDA’s, to invest in both Tembo and VivoPower directly to take advantage of our current stock price.

Contractual maturities of financial liabilities, including interest payments, are as follows:

Year Ended June 30, 2025		Less than			More than
(US dollars in thousands)	Total	1 year	1-3 years	3-5 years	5 years
Contractual maturity of financial liabilities
Trade and other payables (financial liabilities)	28,651	28,651	-	-	-
Borrowings	28,994	12,194	16,800	-	-
Lease liabilities	195	55	90	50	-
Total	57,840	40,900	16,890	50	-

Year Ended June 30, 2024		Less than			More than
(US dollars in thousands)	Total	1 year	1-3 years	3-5 years	5 years
Contractual maturity of financial liabilities
Trade and other payables (financial liabilities)	24,345	24,345	-	-	-
Borrowings	29,086	8,171	853	20,062	-
Lease liabilities	-	-	-	-	-
Total	53,431	32,516	853	20,062	-

Year Ended June 30, 2023		Less than			More than
(US dollars in thousands)	Total	1 year	1-3 years	3-5 years	5 years
Contractual maturity of financial liabilities
Trade and other payables (financial liabilities)	9,586	9,586	-	-	-
Borrowings	30,083	1,922	12,323	8,447	7,391
Lease liabilities	2,305	462	1,375	415	53
Total	41,974	11,970	13,698	8,862	7,444

(c) Credit risk

The primary risk arises from the Group’s receivables from customers and contract assets. The majority of the Group’s customers are long-standing and have been a customer of the Group for many years. Losses have occurred infrequently. The Group is mainly exposed to credit risks from credit sales, but the Group has no significant concentrations of credit risk and keeps the credit status of customers under review. Credit risks of customers of new customers are reviewed before entering into contracts. The debtor exposure is monitored by Group finance, and the local entities review and report their exposure on a monthly basis.

The Group does not consider the exposure to the above risks to be significant and has therefore not presented a sensitivity analysis on the identified risks.

(d) Foreign currency risk

The Group operates internationally and is exposed to foreign exchange risk on sales and purchases that are denominated in currencies other than the respective functional currencies of the Group entities to which they relate, primarily between USD, AUD, EUR and GBP.

The Group’s investments in overseas subsidiaries are not hedged as those currency positions are either USD denominated and/or considered to be long-term in nature.

The Group is exposed to foreign exchange risk on the following balances at June 30, 2025:

●	Cash and cash equivalents $0.01 million denominated in AUD.

●	Restricted cash $0.2 million denominated in AUD.

●	Trade and other receivables $4.3 million denominated in GBP, $0.4 million in AUD and $1.2 million in EUR.

●	Trade and other payables $4.5 million denominated in GBP, $4.1 million in AUD and $2.3 million in EUR.

Of the total shareholder loan of $28.9 million, $27.0 million is denominated in USD and $1.9 million is denominated in AUD.

(e) Interest rate risk

As a result of the related party loan agreement the Group is exposed to interest rate volatility. However, the interest rate is fixed for the medium term, therefore, the risk is largely mitigated for the near future. The Group will continue to monitor the movements in the wider global economy.